CONNER & WINTERS
 A PROFESSIONAL CORPORATION

LAWYERS

ONE LEADERSHIP SQUARE
211 NORTH ROBINSON, SUITE 1700
OKLAHOMA CITY, OKLAHOMA 73102-7101
(405) 272-5711
FAX (405) 232-2695
______

WRITER'S DIRECT NUMBER
(405) 272-5750

WRITER'S E-MAIL ADDRESS
isteinhorn@cwlaw.com

October 1, 2001

Perma-Fix Environmental Services, Inc.
1940 Northwest 67th Place
Gainesville, Florida 32653

          Re:     Perma-Fix Environmental Services, Inc.; Form S-3 Registration Statement;
                    Registering 21,619,722 Shares of Common Stock; Our File No. 7034.49

Ladies and Gentlemen:

          We have acted as special counsel to Perma-Fix Environmental Services, Inc. (the "Company") in connection with the preparation of the Form S-3 Registration Statement (the "Registration Statement") to be filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement includes 21,619,722 shares of the Company's common stock, par value $.001 per share (the "Common Stock") to be reoffered or resold from time to time by certain Selling Stockholders (as defined in the Registration Statement).

          The 21,619,722 shares of Common Stock included in the Registration Statement consist of the following:

          (a)     250,000 shares (the "Dividend Shares") that have been issued or are issuable by the Company to Capital Bank-Grawe Gruppe AG ("Capital Bank") in payment of dividends on the Company's outstanding Series 17 Class Q Convertible
                   Preferred Stock (the "Series 17 Preferred");

          (b)     1,666,667 shares (the "Conversion Shares") that are issuable to Capital Bank upon conversion of shares of the Company's Series 17 Preferred;

Perma-Fix Environmental Services, Inc.
October 1, 2001

          (c)     1,020,000 shares (the "Capital Bank Warrant Shares") that are issuable to
                   Capital Bank upon exercise of the following warrants held by Capital Bank
                   (collectively, the "Capital Bank Warrants"):

                   *     150,000 shares issuable at an exercise price of $1.50 under a warrant, dated August 29, 2000;

                   *     150,000 shares issuable at an exercise price of $1.625 under a warrant, dated October 30, 2000;

                   *     300,000 shares issuable at an exercise price of $1.875 under a warrant, dated November 29, 2000;

                   *     105,000 shares issuable at an exercise price of $1.4219 under a warrant, dated December 29, 2000;

                   *     105,000 shares issuable at an exercise price of $1.9688 under a warrant, dated January 31, 2001;

                   *     105,000 shares issuable at an exercise price of $1.9375 under a warrant, dated February 28, 2001; and

                   *      105,000 shares issuable at an exercise price of $1.8125 under a warrant, dated March 30, 2001;

          (d)     4,397,566 shares (the "Unit Warrant Shares") that are issuable by the Company upon the exercise of the following warrants (collectively, the "Unit Warrants"), each having an exercise price of $1.75 per share, issued to subscribers under the
                   Company's private placement described under the Confidential Private Placement
                   Memorandum, dated April 6, 2001, as amended (the "Private Placement"):

                   *     143,000 shares issuable to David Avital under a warrant, dated
                          July 30, 2001;

                   *     842,995 shares issuable to Capital Bank under a warrant, dated
                          July 30, 2001;

                   *     85,715 shares issuable to the CICI 1999 Qualified Annuity Trust under a warrant, dated July 30, 2001;

Perma-Fix Environmental Services, Inc.
October 1, 2001

                   *     85,715 shares issuable to Gerald D. Cramer under a warrant, dated
                          July 30, 2001;

                   *     200,000 shares issuable to the CRM 1999 Fund 3 under a warrant, dated July 30, 2001;

                   *     57,143 shares issuable to Craig S. Eckenthal under a warrant, dated
                          July 30, 2001;

                   *     250,000 shares issuable to the Danny Ellis Living Trust under a warrant, dated July 30, 2001;

                   *     571,428 shares issuable to Europa International, Inc. under a warrant, dated July 30, 2001;

                   *     28,571 shares issuable to Harvey Gelfenbein under a warrant, dated
                          July 30, 2001;

                   *     285,715 shares issuable to A. C. Israel Enterprises under a warrant, dated July 30, 2001;

                   *     40,000 shares issuable to Kuekenhof Partners, L.P. under a warrant, dated July 30, 2001;

                   *     60,000 shares issuable to Kuekenhof Equity Fund, L.P. under a warrant, dated July 30, 2001;

                   *     571,429 shares issuable to Jack Lahav under a warrant, dated
                          July 30, 2001;

                   *     28,571 shares issuable to Joseph LaMotta under a warrant, dated
                          July 30, 2001;

                   *     28,571 shares issuable to Jay B. Langner under a warrant, dated
                          July 30, 2001;

                   *     42,857 shares issuable to The F. M. Grandchildren Trust under a warrant, dated July 30, 2001;

                   *     228,571 shares issuable to Mathers Associates under a warrant, dated July 30, 2001;

Perma-Fix Environmental Services, Inc.
October 1, 2001

                   *     115,000 shares issuable to Peter Melhado under a warrant, dated
                          July 30, 2001;

                   *     42,857 shares issuable to Pamela Equities Corp. under a warrant, dated July 30, 2001;

                   *     143,000 shares issuable to Josef Paradis under a warrant, dated
                          July 30, 2001;

                   *     57,143 shares issuable to Readington Associates under a warrant, dated July 30, 2001;

                   *     225,000 shares issuable to Dr. Ralph Richart under a warrant, dated
                          July 30, 2001;

                   *     28,571 shares issuable to Edward J. Rosenthal Profit Sharing Plan under a warrant, dated July 30, 2001;

                   *     85,714 shares issuable to Yariv Sapir IRA under a warrant, dated
                          July 30, 2001; and

                  *     150,000 shares issuable to Bruce Wrobel under a warrant, dated
                          July 30, 2001;

          (e)     1,281,731 shares (the "Note Warrant Shares") that are issuable upon the exercise of the following warrants (collectively, the "Note Warrants") issued in connection with the sale by the Company of its 13.50% Senior Subordinated Notes, due
                    July 31, 2006 pursuant to the Note and Warrant Purchase Agreement, dated
                    July 31, 2001:

                    *     712,073 shares issuable at an exercise price of $1.4572 to Associated
                           Mezzanine Investors-PESI (I), L.P. upon the exercise of a warrant, dated July 31, 2001; and

                    *     569,658 shares issuable at an exercise price of $1.4572 to Bridge East
                           Capital, L.P. upon the exercise of a warrant, dated July 31, 2001;

          (f)     817,148 shares (the "BHC Shares") that are issuable to BHC Interim Funding,
                   L.P. at an exercise price of $1.4578 per share upon the exercise of a warrant, dated January 31, 2001 (the "BHC Warrant");

Perma-Fix Environmental Services, Inc.
October 1, 2001

          (g)     625,000 shares (the "Capital Exchange Warrant Shares") that are issuable to
                    Herbert Strauss at an exercise price of $1.75 per share upon the exercise of a warrant, dated July 9, 2001 (the "Capital Exchange Warrant");

          (h)     610,000 shares (the "National Shares") that are issuable to National Securities
                   Corporation ("National") upon exercise of the following warrants held by
                   National (collectively, the "National Warrants"):

                   *     250,000 shares issuable at an exercise price of $1.50 per share upon the exercise of a Common Stock Purchase Warrant, dated June 1, 2001; and

                   *     360,000 shares issuable at an exercise price of $1.75 per share upon the exercise of a Common Stock Purchase Warrant, dated June 1, 2001;

          (i)     806,908 shares (the "Strategic Shares") that are issuable to Strategic Growth
                  International, Inc. upon exercise of the following warrants (collectively, the
                  "Strategic Warrants"):

                  *     240,000 shares issuable at an exercise price of $1.40 per share under a
                         Common Stock Purchase Warrant, dated April 1, 1999;

                  *     240,000 shares issuable at an exercise price of $1.20 per share under a
                         Common Stock Purchase Warrant, dated April 1, 1999;

                  *     213,888 shares issuable at an exercise price of $1.44 per share under a
                         Common Stock Purchase Warrant, dated December 22, 2000;

                  *     34,028 shares issuable at an exercise price of $1.44 per share under a
                         Common Stock Purchase Warrant, dated February 1, 2001;

                  *     24,305 shares issuable at an exercise price of $1.44 per share under a
                        Common Stock Purchase Warrant, dated March 9, 2001; and

                  *     54,687 shares issuable at an exercise price of $1.44 per share under a
                         Common Stock Purchase Warrant, dated July 31, 2001;

          (j)     892,275 shares (the "Ryan Beck Shares") which are issuable upon exercise of the following warrants (collectively, the "Ryan Beck Warrants"):

Perma-Fix Environmental Services, Inc.
October 1, 2001

                  *     33,750 shares issuable at an exercise price of $1.44 per share to Ryan, Beck
                         & Co., LLC ("Ryan Beck") under a Warrant Agreement, dated January 25,
                         2000;

                  *     20,625 shares issuable at an exercise price of $1.44 per share to Michael
                         Kollender under a Warrant Agreement, dated January 25, 2000;

                  *     20,625 shares issuable at an exercise price of $1.44 per share to Randy Rock under a Warrant Agreement, dated January 25, 2000;

                   *     213,889 shares issuable at an exercise price of $1.44 per share to Ryan Beck under Warrants, dated December 22, 2000;

                   *     26,737 shares issuable at an exercise price of $1.44 per share to Ryan Beck under Warrants, dated December 22, 2000;

                   *     147,048 shares issuable at an exercise price of $1.44 per share to Michael
                          Kollender under Warrants, dated December 22, 2000;

                   *     147,048 shares issuable at an exercise price of $1.44 per share to Randy Rock under Warrants, dated December 22, 2000;

                   *     34,028 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated January 31, 2001;

                   *     4,253 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated January 31, 2001;

                   *     23,394 shares issuable at an exercise price of $1.44 per share to Michael
                          Kollender under a Warrant Agreement, dated January 31, 2001;

                   *     23,394 shares issuable at an exercise price of $1.44 per share to Randy Rock under a Warrant Agreement, dated January 31, 2001;

                   *     24,306 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated March 9, 2001;

                   *     3,038 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated March 9, 2001;

Perma-Fix Environmental Services, Inc.
October 1, 2001

                   *     16,710 shares issuable at an exercise price of $1.44 per share to Michael
                          Kollender under a Warrant Agreement, dated March 9, 2001;

                   *     16,710 shares issuable at an exercise price of $1.44 per share to Randy
                          Rock under a Warrant Agreement, dated March 9, 2001;

                   *     6,836 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated July 31, 2001;

                   *     54,688 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated July 31, 2001;

                   *     37,598 shares issuable at an exercise price of $1.44 per share to Michael
                          Kollender under a Warrant Agreement, dated July 31, 2001; and

                   *     37,598 shares issuable at an exercise price of $1.44 per share to Randy
                          Rock under a Warrant Agreement, dated July 31, 2001;

          (k)     892,275 shares (the "Larkspur Shares") which are issuable upon exercise of the following warrants (collectively, the "Larkspur Warrants"):

                    *     20,000 shares issuable at an exercise price of $1.44 per share to Robert
                           Goodwin under a Warrant Agreement, dated January 25, 2000;

                    *     23,000 shares issuable at an exercise price of $1.44 per share to Robert C.
                           Mayer, Jr. under a Warrant Agreement, dated January 25, 2000;

                    *     23,000 shares issuable at an exercise price of $1.44 per share to Paul
                           Cronson under a Warrant Agreement, dated January 25, 2000;

                    *     6,000 shares issuable at an exercise price of $1.44 per share to Meera
                           Murdeshwar under a Warrant Agreement, dated January 25, 2000;

                    *     1,500 shares issuable at an exercise price of $1.44 per share to the
                           Kelsey Ann Goodwin Trust under a Warrant Agreement, dated
                           January 25, 2000;

                    *     1,500 shares issuable at an exercise price of $1.44 per share to the
                           Christopher Todd Goodwin Trust under a Warrant Agreement, dated
                           January 25, 2000;

Perma-Fix Environmental Services, Inc.
October 1, 2001

                       *     166,907 shares issuable at an exercise price of $1.44 per share to
                              Robert Goodwin under a Warrant Agreement, dated December 22,
                              2000;

                       *     169,908 shares issuable at an exercise price of $1.44 per share to
                               Robert C. Mayer, Jr. under a Warrant Agreement, dated December 22,
                               2000;

                       *      169,907 shares issuable at an exercise price of $1.44 per share to
                                Paul Cronson under a Warrant Agreement, dated December 22, 2000;

                        *     25,000 shares issuable at an exercise price of $1.44 per share to Meera
                               Murdeshwar under a Warrant Agreement, dated December 22, 2000;

                        *     1,500 shares issuable at an exercise price of $1.44 per share to the Kelsey
                               Ann Goodwin Trust under a Warrant Agreement, dated December 22,
                               2000;

                        *     1,500 shares issuable at an exercise price of $1.44 per share to the
                               Christopher Todd Goodwin Trust under a Warrant Agreement, dated
                               December 22, 2000;

                        *     26,690 shares issuable at an exercise price of $1.44 per share to Robert
                               Goodwin under a Warrant Agreement, dated January 31, 2001;

                        *      26,689 shares issuable at an exercise price of $1.44 per share to Robert C.
                                Mayer, Jr. under a Warrant Agreement, dated January 31, 2001;

                        *      26,690 shares issuable at an exercise price of $1.44 per share to Paul
                                Cronson under a Warrant Agreement, dated January 31, 2001;

                        *      5,000 shares issuable at an exercise price of $1.44 per share to Meera
                                Murdeshwar under a Warrant Agreement, dated January 31, 2001;

                        *      19,255 shares issuable at an exercise price of $1.44 per share to Robert
                                Goodwin under a Warrant Agreement, dated March 9, 2001;

                        *     19,255 shares issuable at an exercise price of $1.44 per share to Robert
                               C. Mayer, Jr. under a Warrant Agreement, dated March 9, 2001;

                        *     19,254 shares issuable at an exercise price of $1.44 per share to Paul
                                Cronson under a Warrant Agreement, dated March 9, 2001;

Perma-Fix Environmental Services, Inc.
October 1, 2001

                        *     3,000 shares issuable at an exercise price of $1.44 per share to Meera
                               Murdeshwar under a Warrant Agreement, dated March 9, 2001;

                        *     43,294 shares issuable at an exercise price of $1.44 per share to Robert
                               Goodwin under a Warrant Agreement, dated July 31, 2001;

                        *     43,294 shares issuable at an exercise price of $1.44 per share to Robert C.
                               Mayer, Jr. under a Warrant Agreement, dated July 31, 2001;

                        *     43,295 shares issuable at an exercise price of $1.44 per share to Paul
                               Cronson under a Warrant Agreement, dated July 31, 2001; and

                        *     6,837 shares issuable at an exercise price of $1.44 per share to Meera
                               Murdeshwar under a Warrant Agreement, dated July 31, 2001;

              (l)     123,750 shares (the "Placement Agent Shares") which are issuable upon exercise of the following warrants (collectively, the "Placement Agent Warrants"):

                      *     15,750 shares issuable at an exercise price of $1.75 per share to Kennerman
                             Associates under a Common Stock Purchase Warrant, dated July 30, 2001;

                      *     34,000 shares issuable at an exercise price of $1.75 per share to Ryan Beck under a Common Stock Purchase Warrant, dated July 30, 2001;

                      *     34,000 shares issuable at an exercise price of $1.75 per share to Larkspur
                             Capital Corporation under a Common Stock Purchase Warrant, dated July 30,
                             2001; and

                      *     40,000 shares issuable at an exercise price of $1.75 per share to National under a Common Stock Purchase Warrant, dated July 30, 2001;

            (m)     1,999,437 shares (the "Exchange Shares") issued to Capital Bank pursuant to the terms of the Debt-For-Stock Exchange Agreement, dated July 9, 2001 (the
                       "Exchange Agreement"), consisting of 1,893,505 shares issued as partial consideration of the transactions contemplated under the Exchange Agreement and 105,932 shares issued as a portion of the closing fee in connection with the closing of the transactions contemplated under the Exchange Agreement;

            (n)     4,397,966 shares (the "Unit Shares") issued, or to be issued, to the following subscribers under the Company's Private Placement:

Perma-Fix Environmental Services, Inc.
October 1, 2001

                      *     143,000 shares issued or to be issued to David Avital;

                      *     842,995 shares issued or to be issued to Capital Bank;

                      *     85,715 shares issued or to be issued to the CICI 1999 Qualified Annuity Trust;

                      *     85,715 shares issued or to be issued to Gerald D. Cramer;

                      *     200,000 shares issued or to be issued to the CRM 1999 Fund 3;

                      *     57,143 shares issued or to be issued to Craig S. Eckenthal;

                      *     250,000 shares issued or to be issued to the Danny Ellis Living Trust;

                      *     571,428 shares issued or to be issued to Europa International, Inc.;

                      *     28,571 shares issued or to be issued to Harvey Gelfenbein;

                      *     285,715 shares issued or to be issued to A. C. Israel Enterprises;

                      *     40,000 shares issued or to be issued to Kuekenhof Partners, L.P.;

                      *     60,000 shares issued or to be issued to Kuekenhof Equity Fund, L.P.;

                      *     571,429 shares issued or to be issued to Jack Lahav;

                      *     28,571 shares issued or to be issued to Joseph LaMotta;

                      *     28,571 shares issued or to be issued to Jay B. Langner;

                      *     42,857 shares issued or to be issued to The F. M. Grandchildren Trust;

                      *     228,571 shares issued or to be issued to Mathers Associates;

                      *     115,000 shares issued or to be issued to Peter Melhado;

                      *     42,857 shares issued or to be issued to Pamela Equities Corp.;

Perma-Fix Environmental Services, Inc.
October 1, 2001

                      *     143,000 shares issued or to be issued to Josef Paradis under a warrant, dated July 30, 2001;

                      *     57,143 shares issued or to be issued to Readington Associates;

                      *     225,000 shares issued or to be issued to Dr. Ralph Richart;

                      *     28,571 shares issued or to be issued to Edward J. Rosenthal Profit Sharing Plan;

                      *     85,714 shares issued or to be issued to Yariv Sapir IRA; and

                      *     150,000 shares issued or to be issued to Bruce Wrobel.

          We have examined such corporate records, certificates of officers, other documents and questions of law, as we have considered necessary or appropriate for the purposes of this opinion.

           The Company is planning to call a special meeting of its stockholders to vote for the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation") increasing the authorized number of shares of Common Stock from 50,000,000 to 75,000,000. The Company has advised us that the Company will seek such stockholder approval at a special meeting of stockholders to be held prior to December 31, 2001 (the "Special Meeting"). For purposes of this opinion, we have assumed that the Special Meeting, when held, is validly held and the requisite number of stockholders entitled to vote at the Special Meeting approve the amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock from 50,000,000 to 75,000,000.

          On the basis of such examination, review, and assumption, we are of the opinion that:

          (a)     the Dividend Shares issued or issuable in payment of dividends owing on the Series 17
                   Preferred, pursuant to the terms of the Series 17 Preferred constitute, or will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

          (b)     the Conversion Shares issuable pursuant to the terms of the Series 17 Preferred will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (c)     the Capital Bank Warrant Shares issuable pursuant to the terms of the Capital Bank
                   Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

Perma-Fix Environmental Services, Inc.
October 1, 2001

          (d)     the Unit Warrant Shares issuable pursuant to the terms of the Unit Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (e)     the Note Warrant Shares issuable pursuant to the terms of the Note Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (f)     the BHC Shares issuable pursuant to the terms of the BHC Warrant will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

          (g)     the Capital Exchange Warrant Shares issuable pursuant to the terms of the Capital
                   Exchange Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

          (h)     the National Shares issuable pursuant to the terms of the National Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (i)     the Strategic Shares issuable pursuant to the terms of the Strategic Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                  Common Stock;

          (j)     the Ryan Beck Shares issuable pursuant to the terms of the Ryan Beck Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                  Common Stock;

          (k)    the Larkspur Shares issuable pursuant to the terms of the Larkspur Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (l)     the Placement Agent Shares issuable pursuant to the terms of the Placement Agent
                  Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

          (m)    the Exchange Shares previously issued pursuant to the terms of the Exchange
                   Agreement constitute issued, fully paid, and nonassessable shares of Common Stock;
                   and

Perma-Fix Environmental Services, Inc.
October 1, 2001

          (n)    the Unit Shares previously issued or to be issued pursuant to the terms of the Private
                  Placement constitute, or will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock.

          We consent to the reference to our firm under the heading "Legal Opinion" and to the filing of this opinion as Exhibit 5.1 to said Registration Statement.

                                                                                Very truly yours,

                                                                                 CONNER & WINTERS,
                                                                                A Professional Corporation

                                                                                 /s/ Conner & Winters, P.C.